Confidential Treatment Requested. Confidential portions of this document have been redacted and have been separately filed with the Commission.

Easement for Construction and Process Demonstration Agreement
This Easement for Construction and Process Demonstration Agreement (this "Agreement") is made this 26th day of September, 2013 (the “Effective Date”) by and between Butamax Advanced Biofuels LLC, a Delaware limited liability company located at Bldg 356, DuPont Experimental Station, Wilmington, DE ("Butamax"), and Highwater Ethanol LLC, a Minnesota limited liability company located at 24500 U.S. 14, Lamberton, MN ("Highwater"). Party shall refer to Butamax or Highwater and Parties shall refer to both Butamax and Highwater.
WHEREAS Highwater is a leading producer of first generation ethanol and is interested in accessing new technologies that offer the potential for improving its financial performance; and
WHEREAS Butamax has identified Highwater as a preferred venue for the demonstration of new technologies that may provide additional revenue and profitability to corn dry mills including through license of Butamax technology for separation of corn oil from a corn mash and Butamax technologies for the production of isobutanol; and
WHEREAS Highwater is willing pursuant to the terms of this Agreement to permit Butamax and its agents to install Butamax technology at its Facility and to further develop and demonstrate Butamax technologies at such Facility;
NOW, THEREFORE, in consideration of the mutual covenants and promises set forth herein and in the other Butamax Agreements, the Parties hereto agree as follows:

1.	Definitions
For the purpose of this Agreement, capitalized terms used herein (including in the preamble and recitals hereto) and not otherwise defined herein shall have the following meanings:

Access shall mean the exclusive grant by Highwater to Butamax and Butamax Contractors the right to access the Facility for purposes of construction, installation, operation, testing, use, development, optimization, demonstration and removal (if applicable) of the Butamax Unit and/or any Butamax technology, on a unrestricted basis, including use of agreed space (land), buildings, utilities, and software control systems. Further, Access includes use of the Butamax Unit, the Facility, lab equipment, lab space for additional equipment (e.g., for moisture and solids testing, HPLC, pH and centrifuges), use of utilities as required, pursuant to Facility Baseline Assessment, Butamax Unit Performance Tests, Commercial Validation, Marketing Demonstration, and Trials.

Affiliate shall mean, with respect to any person or entity, any person or entity that directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with such person or entity provided that any such person or entity which is a Competitor or in which a Competitor has any ownership interest shall not be an Affiliate. For the purposes of this definition, the term "control" or "controls" or "controlled" means either (a) the power, direct or indirect, to direct or cause the direction of the management and policies of a person or entity whether by contract or otherwise or (b) ownership of fifty percent or more of the stock or other equity interest in a person or entity.
Butamax Agreements and Definitive Agreements both shall mean (a) this Agreement, (b) the Equipment Lease, (c) the Technology License, (d) the Security Agreement, and (e) the Risk Reduction Agreement.
Butamax Confidential Information means business and technical information, including Technical Information in any form (including samples), pertaining or related to the engineering design, implementation,

*** Confidential material redacted and filed separately with the Commission.

use, testing, sampling, operation, demonstration and sale of product produced from the Butamax Unit or any information related to (i) any other BUTAMAX technology or business information, (ii) BUTAMAX contractors, negotiations and agreements, and (iii) BUTAMAX biobutanol strategy; disclosed prior to termination of this Agreement that is identified by or on behalf of Butamax as constituting Confidential Information (or a similar legend). The term includes information that is disclosed orally or visually and identified as constituting "Confidential Information" at the time of disclosure. Butamax acknowledges that Highwater will need to provide certain product related information for purposes of commercializing corn oil produced from the Butamax Unit. To the extent that any such information qualifies as Butamax Confidential Information, the Parties will work cooperatively to agree on product information that may be disclosed by Highwater to third parties without obligations of confidentiality. The term does not include information that (a) is or becomes known to the public through no fault of Highwater; (b) is learned by Highwater from a third party entitled to disclose it, provided that the third party does not impose restrictions of confidentiality or non-use on Highwater; (c) was already known to Highwater at the time of disclosure by or on behalf of Butamax, without third party restrictions of confidentiality or nonuse, or a direct or indirect obligation of such third party to Butamax to maintain confidentiality, as shown by Highwater’s prior written records; or (d) is developed by or for Highwater prior to the Effective Date of this Agreement without use of the Butamax Confidential Information as shown by Highwater’s prior written records. Information disclosed hereunder shall not be deemed to be within the foregoing exceptions merely because such information is embraced by more general knowledge in the public domain or in Highwater’s possession. In addition, no combination of features shall be deemed to be within the foregoing exceptions merely because individual features are in the public domain or in Highwater’s possession, unless the combination itself and its principle of operations are in the public domain or in Highwater’s possession.

Butamax Contractors shall mean design and construction firms, equipment providers and Butamax contractors and technology providers identified to Highwater by Butamax and their approved subcontractors.
Butamax Process shall mean that process for feedstock processing and recovery of corn oil ***.
Butamax Relationship Manager(s) shall mean person(s) appointed by Butamax to (i) receive all communications relating to the rights, obligations, and activities under this Agreement; and (ii) arrange for Butamax to perform its obligations under this Agreement. The Butamax Relationship Manager may be changed from time to time by Butamax at Butamax’s sole discretion.
Butamax Site Liaison shall mean the identified Butamax representative who is the single Butamax point of contact at the Facility for construction of the Butamax Unit and Commercial Validation. The Butamax Site Liaison will manage the day-to-day interface between Butamax, Highwater, and Butamax Contractors. The Butamax Site Liaison may be changed from time to time by Butamax at Butamax’s sole discretion.
Butamax Unit shall mean that technology and equipment (including the housing for the technology and equipment), but excluding any intellectual property, for feedstock processing and recovery of corn oil *** described in Exhibit 1.
Butamax Unit Performance Tests are one or more tests performed at Butamax’s direction to Highwater to operate the Butamax Unit for certain period of time under defined conditions as provided in Exhibit 3. ***. The first Butamax Unit Performance Test will be undertaken within ninety (90) days of the start-up of the Butamax Unit. ***.
Commercial Validation shall mean the activities performed at Butamax’s direction for purposes of validating and optimizing performance of the Butamax Unit. ***.

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Competitor shall mean any entity other than Butamax or an Affiliate of Butamax *** a Competitor shall not include a corn oil derived biodiesel technology supply company so long as any implementation of such company’s biodiesel technology in the Plant that uses the Product does not adversely affect the value proposition for biobutanol or implementation of the biobutanol technology in any way.
Construction Coordinator is the Highwater representative identified to (i) manage the day-to-day interface between Highwater and Butamax/Butamax Contractors during construction and Commercial Validation; and (ii) ensure performance of Highwater obligations related to construction activities as detailed in Exhibit 2. The Construction Coordinator may be changed from time to time by Highwater at Highwater’s sole discretion.
Effective Date means the date indicated above as being the effective date of this Agreement, which shall be conditional upon full execution of the Butamax Agreements, and BUTAMAX execution of definitive terms with the Butamax Unit builder.
Equipment Lease shall mean the Equipment Lease Agreement to be entered into between Butamax and Highwater concurrently with the execution of this Agreement relating to Highwater's lease of the Butamax Unit capital equipment.
Facility or Plant shall mean only Highwater’s plant for the production of ethanol located at Lamberton, Minnesota having a nameplate or nominal capacity of fifty-five to sixty (55-60) million gallons of ethanol per year. Facility shall not include the Butamax Unit, unless otherwise specifically specified.
***
Highwater Relationship Manager shall mean an individual appointed by Highwater to (i) receive all communications relating to the rights, obligations, and activities under this Agreement; and (ii) arrange for Highwater to perform its obligations under this Agreement. The Highwater Relationship Manager may be changed from time to time by Highwater at Highwater’s sole discretion.
***
Marketing Demonstration shall mean activities pertaining to showcasing the Butamax Unit, the Butamax Process, and related performance, features and benefits, and other Butamax technology. Such showcasing may include support from Highwater staff.
Product shall mean saleable corn oil made, used or sold from use or operation of the Facility. ***.
Relationship Manager shall mean the Butamax Relationship Manager or the Highwater Relationship Manager.
Representatives shall mean, with respect to a Party, its officers, members of its Board of Managers (or similar body), employees, affiliates, advisors, representatives, financing sources or other agents.
Risk Reduction Agreement shall mean the Technology Demonstration Risk Reduction Agreement to be entered into between Butamax and Highwater concurrently with the execution of this Agreement.
Security Agreement shall mean the Security Agreement to be entered into between Butamax and Highwater concurrently with the execution of this Agreement.
Technical Information means know-how, trade secrets, data, samples, software (including copyrights in said software), training material, engineering design, equipment specifications, licensing technology information and technology that is disclosed to Highwater by or on behalf of Butamax pursuant to the Technology License.
Technology License shall mean the Technology License Agreement to be entered into between Butamax and Highwater concurrently with the execution of this Agreement.
Trials shall mean development and demonstration activities at the Butamax Unit and/or Facility directed by Butamax for purposes of further developing Butamax technology. Each Trial will be governed by the terms of Exhibit 8, which may be amended from time to time to include activities for additional Trials.
Except as otherwise expressly provided, the following rules of interpretation shall apply to this Agreement and the other Butamax Agreements: (a) the singular includes the plural and the plural includes the singular; (b) except where otherwise specified, the word “or” is not exclusive (thus, if a party “may do (i) or (ii),” then the party may do either or both, and the party is not limited to a mutually exclusive choice between the two alternatives); (c) a reference to a person includes their successors and permitted assigns; (d) accounting terms have the meanings given to them by GAAP, as applied by the accounting entity to which they refer; (e) the words “include,” “includes” and “including” are not limiting; (f) a reference in a document to an Article, Section, Exhibit, Schedule, Annex or Exhibit is to the Article, Section, Exhibit, Schedule, Annex or Exhibit of such document unless otherwise indicated; (g) Exhibits, Schedules, Annexes or Appendices to any document shall be deemed incorporated by reference in such document; (h) references to any document, instrument or agreement (i) shall include all exhibits, schedules and other attachments thereto and (ii) means such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time to the extent permitted under the Butamax Agreements and in effect at any given time; (i) the words “hereof,” “herein” and “hereunder” and words of similar import when used in any document shall refer to such document as a whole and not to any particular provision of such document; and (j) references to “days” means calendar days, unless the term “business days” shall be used.

2.	Term
This Agreement shall be effective as of the Effective Date and continue until the expiration of the Equipment Lease (the “Term”), unless extended by mutual written agreement of the Parties. This Agreement may be terminated prior to expiration of the Term solely (i) under conditions permitted in the Equipment Lease and with the same ongoing obligations post-termination as specified therein, and (ii) by Butamax as provided in the Technology License.

3.	Highwater Grant Of Easement
During the Term of this Agreement, Highwater hereby grants to Butamax and Butamax Contractors an easement to Access:
a) specified areas shown in Exhibit 1-A for purposes of engineering, constructing, and installing the Butamax Unit (including a building to house the Butamax Unit), for an agreed time period that is at least sufficient to complete construction and Commercial Validation of the Butamax Unit;
b) other areas of the Facility as required for purposes of engineering, constructing, and installing the Butamax Unit, storage areas for materials of construction, or other materials and equipment, such as for Trials, and related process control software, for an agreed time period that is at least sufficient to complete construction and Commercial Validation of the Butamax Unit, and for Marketing Demonstration, and any Trials;

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c) ***
d) the Butamax Unit at any time with reasonable notice to Highwater for any purpose including, but not limited to, Facility Baseline Assessment, Butamax Unit Performance Tests, Commercial Validation, Marketing Demonstration, any Trials and for purposes of confirming compliance with the terms of any Butamax Agreement; and
e) other areas of the Facility as required for purposes of Facility Baseline Assessment, Butamax Unit Performance Tests, Commercial Validation, Marketing Demonstration and any Trials, including Highwater’s lab and lab facilities for analysis of any tests or technology Trials.
In addition, Highwater will work with Butamax and Butamax Contractors to pre-commission, commission, start up, and commercially optimize any Butamax technology implemented at the Facility including supporting Facility Baseline Assessments, Butamax Unit Performance Tests, Marketing Demonstration, Commercial Validation or other testing, including any Trials. In support of the easements granted by Highwater, Highwater will (i) adjust its Facility operations, on an as needed and temporary basis, where such adjustments are consistent with safe and continuous productive operations of the Facility; and *** safe and continuous productive operations of the Facility. Highwater will not implement any third party technology in contravention of these easements.
4.     Rights and Obligations of the Parties in Support of the Easements (“Purpose”)
4.1    Relationship Manager. Each Party will appoint a Relationship Manager to facilitate delivery performance of the terms herein. Changes to a Party’s Relationship Manager shall be communicated via written notice.
4.2    Construction Activities. During the construction of the Butamax Unit, Butamax will appoint a Butamax Site Liaison to manage the day-to-day interface between Butamax, Highwater, and Butamax Contractors, and Highwater will appoint a Construction Coordinator to manage the same. Additional roles and responsibilities related to construction activities are detailed in Exhibit 2.
4.3    Access Notification. Subsequent to Commercial Validation and except for remote access to the Butamax Unit data historian, Butamax shall provide Highwater written notice not less than three (3) working days in advance, to Access the Facility under the easement grants provided herein. This notice will include relevant information, such as duration of access, areas to be accessed, list of attendees, and purpose of the access. Highwater may request alternative timings for safety reasons.
4.4    Site Rules and Regulations. Highwater will provide rules and regulations for site occupancy; provided that such rules and regulations do not unreasonably interfere with Butamax’s enforcement of its rights hereunder or under the other Butamax Agreements. Butamax will use reasonable efforts to comply with these rules and regulations and to minimize site occupancy.
4.5    Permits and Consents. Highwater shall apply for and use reasonable efforts to secure any permits or consents required to construct and operate the Butamax Unit. Butamax shall provide the necessary design and process information to support Highwater in the application of these permits and consents.
4.6    Utilities. Highwater shall provide access to utilities such as water and electricity for the construction of the Butamax Unit and any Trials, and for execution of any rights granted under easement. ***.

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4.7    Facility Services. Highwater will provide services to facilitate the Purpose, including (i) personnel, such as operators, maintenance mechanics, sourcing; (ii) vending facilities, security facilities, offices, medical, analytical; and (iii) other support, as reasonably requested by Butamax during the Term.
4.8    Facility Baseline Assessment. Butamax will define the protocols and requirements for the Facility Baseline Assessment as described in Exhibit 5. Highwater will review and confirm consistency with Facility safety guidelines and productive operations of these protocols and requirements and assist Butamax in achieving the Facility Baseline Assessment. Butamax has the unrestricted right to use the results of the Facility Baseline Assessment, except to the extent, if any, limited by third party obligations of confidentiality. ***.
4.9    Commercial Validation. Butamax will define and direct execution of Commercial Validation. Highwater will agree and execute Commercial Validation objectives, protocols, procedures, and testing programs. Additional responsibilities for each Party under Commercial Validation are described in Exhibit 4. Butamax is the sole owner of, and has unrestricted rights to, all data and results of Commercial Validation. Butamax will provide Highwater a summary report on a confidential basis. Such report and information contained therein is Butamax Confidential Information.
4.10    Butamax Unit Performance Test. Butamax will define and direct execution of one or more Butamax Unit Performance Test per the terms of Exhibit 3 which will be conducted at Butamax’s discretion. Highwater will review and execute the Butamax Unit Performance Test objectives, protocols and procedures. ***.
4.11    Training. Prior to Commercial Validation, Butamax and/or Butamax Contractors will provide reasonable levels of training on the technology, operation, and maintenance requirements of the Butamax Unit to Highwater staff. Highwater will ensure that all relevant staff members will attend and comply with all operating guidelines provided. ***.
4.12    ***
4.13    Trials and Samples. Butamax will define the scope and objectives, and provide Highwater appropriate notice for planned Trials per Exhibit 8. Highwater will advise on plans for achieving the objectives, including access points to process streams and utilities and the Parties will jointly agree timing, access points, and other arrangements for the Trials in order to meet the objectives. Highwater will support and facilitate the execution of Trials and assist Butamax in acquiring reasonable sample quantities from the Butamax Unit and the Butamax Process or other areas of the Facility as needed. The terms and conditions herein provided for Commercial Validation, Exhibit 4, and Exhibit 6 for intellectual property development, shall apply to each Trial. Trials will further be governed by terms applied to the scope of work for a Trial, which will be provided by Butamax to Highwater and made an Exhibit hereto upon agreement by Highwater, as an amendment to Exhibit 8, which will be amended from time to time as needed for execution of subsequent Trials. Highwater will support Butamax work plans for each Trial consistent with the easements granted herein.
4.14    Marketing Demonstration. Butamax will provide Highwater notice per the Access Notification terms in 4.3 above prior to each Marketing Demonstration visit. Highwater grants Butamax the right to place marketing or branding materials within the building housing the Butamax Unit.
4.15    Proprietary Technology. Without limiting any other obligation of Highwater hereunder, Highwater will ensure that Butamax proprietary technology including Technical Information will be treated in accordance with Butamax’s requirements for maintaining trade secrets and confidential information, including ensuring controlled access to the Facility and no third party access to the Butamax Unit unless

*** Confidential material redacted and filed separately with the Commission.

specifically authorized in writing by Butamax. Highwater will facilitate collection of operational information and ensure such collected data is stored in a safe, secure and efficient manner. Additional terms and conditions apply to any intellectual property developed or related hereto, including Butamax Intellectual Property as provided and defined in the Technology License, that may be used, developed, or improved through activities undertaken in this Agreement, as also provided in Exhibit 6.
4.16    Modifications to the Butamax Unit. Butamax reserves the right to make modifications to the Butamax Unit for any purpose at any time during the Term. Highwater shall not modify the Butamax Unit or deviate from the Butamax Process during the term of the Lease, without Butamax’s express written consent. Further, Highwater shall not make changes to its Plant that may prevent optimal performance of the Butamax Unit during the term of the Lease. Any such modifications, deviations or changes to the Plant that Affect the Butamax Unit void all Butamax warranties and obligations for indemnification.
4.17    Process Development and Demonstration Joint Steering Team.
4.17.1    Within thirty (30) business days of the Effective Date, each Party shall assign two (2) of its employees to be members ("Members") of a joint steering team (“Steering Team”) to meet and cooperate on managing, defining and executing Butamax and Highwater activities under this easement and the Definitive Agreements, including Facility Baseline Assessment, Butamax Unit Performance Test, Commercial Validation, Technical Services (as defined in the Technology License), Marketing Demonstration and Trials. The Members shall include technical and operations representatives with sufficient authority and experience to make recommendations and capture knowledge with respect to the activities under this easement and the Definitive Agreements.
4.17.2    Either Party may replace its Members at its sole discretion upon notice to the other Party. Each Party shall bear its own costs and expenses related to the Steering Team. The purpose of the Steering Team is to facilitate the scheduling, planning, and information transfer for and ensure the execution of each activity under this easement or the Definitive Agreements. The Steering Team will review and confirm readiness to execute all Butamax-defined protocols pursuant to this easement and will resolve any issues or disputes that may arise. The Steering Team may also identify specific projects (“Projects”) or refinements relating to such activities. Projects shall seek to accomplish Butamax objectives at the Butamax Unit and Facility to (i) maximize corn oil production yield, (ii) produce consistent high quality corn oil, (iii) further develop and improve the Butamax Unit operations and value proposition for Butamax technology licensing, (iv) understand potential optimizations for improvements ***.
4.17.3    The Steering Team shall ensure intellectual property protections as provided in Exhibit 6 are developed and implemented and that all data at the Facility related to the Steering Team Goals or other activities under this easement or other Definitive Agreements are provided to Butamax on an ongoing basis during the Term, by at least quarterly meetings and monthly reports *** including any other data specified by the Steering Team to be included such as data related to Projects and effect of Projects on the Facility. Highwater will provide detailed information as needed, at the request of the Steering Team. Except as otherwise specifically provided herein, particularly with regards to safe operations of the Facility, Butamax will have sole authority to make final decisions pertaining to any Project and any activity related to Commercial Validation, Marketing demonstration and Trials.
5.     Representations and Warranties
5.1    Highwater represents and warrants to Butamax as follows:

(i).    Organization. Highwater is a limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, with all requisite corporate power and authority to own, lease and operate its assets and to carry on its business as now conducted.
(ii).    Authority ReLATIVE TO THIS Agreement. Highwater has the requisite corporate power and authority to execute and deliver this Agreement and the BUTAMAX AGREEMENTS consummate the transactions and actions contemplated BY SUCH AGREEMENTS. The execution and delivery of this and the BUTAMAX Agreements by Highwater, and the consummation by Highwater of the transactions and actions contemplated by such agreements have been duly authorized by Highwater's Board and no other corporate or member proceedings on the part of Highwater are necessary to authorize Such Agreements or to consummate the transactions and actions contemplated therein. This Agreement has been duly and validly executed and delivered by Highwater and constitute the valid and binding obligations of Highwater, enforceable against Highwater in accordance with its terms, except as may be limited by bankruptcy, insolvency or other equitable remedies.
(iii). No Conflicts. Neither the execution and delivery of this Agreement or any other butamax agreements by Highwater, nor the consummation by Highwater of the transactions and actions contemplated therein, will violate, conflict with, result in the breach of, constitute a default under, require any additional approval under or accelerate the performance provided by any (a) terms, conditions or provisions of the organizational documents of Highwater or its affiliates, including the Member Control Agreement, (b) the Highwater Outstanding Debt Instruments, (c) other agreements to which Highwater or its affiliates is a party or by which it is bound, or (d) any law, rule or regulation.
5.2    Butamax represents and warrants to Highwater as follows:
(i).    Organization. Butamax is a limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, with all requisite corporate power and authority to own, lease and operate its assets and to carry on its business as now conducted.
(ii).    Authority RELATIVE TO THIS Agreement. Butamax has the requisite corporate power and authority to execute and deliver this Agreement and the butamax agreements and consummate the transactions and actions contemplated in such agreements. The execution and delivery of such Agreements by Butamax, and the consummation by Butamax of the transactions and actions contemplated therein have been duly authorized by Butamax's Board and no other corporate or member proceedings on the part of Butamax are necessary to authorize this Agreement or to consummate the transactions and actions contemplated hereby. This Agreement has been duly and validly executed and delivered by Butamax and constitute the valid and binding obligations of Butamax, enforceable against Butamax in accordance with its terms, except as may be limited by bankruptcy, insolvency or other equitable remedies.
(iii).    No Conflicts. Neither the execution and delivery of this Agreement or the Butamax agreements by Butamax, nor the consummation by Butamax of the transactions and actions contemplated therein, will violate, conflict with, result in the breach of, constitute a default under, require any additional approval under or accelerate the performance provided by any (a) terms, conditions or provisions of the organizational documents of Butamax or its Affiliates, (b) agreements to which Butamax or its Affiliates is a party or by which it is bound, or (c) any law, rule or regulation.
6.     Indemnification

6.1    Indemnity. Highwater shall indemnify Butamax and its officers, directors and Affiliates (the “Butamax Parties”) against, and hold the Butamax Parties harmless from, any and all losses, liabilities (including, without limitation, strict liability), suits, obligations, fines, damages, judgments, penalties, claims, charges, costs and expenses (including, without limitation, reasonable fees and disbursements of counsel and consultants for such indemnified parties) (collectively "Liabilities") arising out of, connected with, relating to or resulting from (i) any breach of any covenant or obligation of Highwater set forth herein, (ii) any breach or inaccuracy of any representation or warranty of Highwater set forth herein and (iii) any use or operation of the Facility by Highwater that is not within the Butamax Process. Butamax shall indemnify Highwater and its officers, directors and Affiliates (the “Highwater Parties”) against, and hold the Highwater Parties harmless from, any and all Liabilities arising out of, connected with, related to or resulting from (i) any breach of any covenant or obligation of Butamax set forth herein or (ii) any breach or inaccuracy of any representation or warranty of Butamax set forth herein.
6.2    If a Butamax Indemnitee or Highwater Indemnitee (each, an “Indemnitee”) shall receive notice or otherwise learn of the assertion by a third party of any claim or of the commencement by any such third party of any action with respect to which Highwater or Butamax (each, an “Indemnifying Party”) may be obligated to provide indemnification to such Indemnitee pursuant to this Agreement (collectively, a "Third Party Claim"), such Indemnitee shall give such Indemnifying Party written notice thereof as promptly as practicable (and in any event within forty-five (45) days) after becoming aware of such Third Party Claim), describing the Third Party Claim in reasonable detail. Notwithstanding the foregoing, failure to give such notice shall not relieve the Indemnifying Party of its obligations under this Section 6.2, except and only to the extent that such Indemnifying Party is materially prejudiced by such failure. An Indemnifying Party may elect (but shall not be required) to defend, at such Indemnifying Party's own expense and by such Indemnifying Party's own counsel (which counsel shall be reasonably satisfactory to the Indemnitee), any Third Party Claim. Within forty-five (45) days after the receipt of notice from an Indemnitee in accordance with this Section, the Indemnifying Party shall notify the Indemnitee of such election, which election shall specify any reservations or exceptions to its defense. After notice from an Indemnifying Party to an Indemnitee of its election to assume the defense of a Third Party Claim, such Indemnitee shall have the right to employ separate counsel and to participate in (but not control) the defense, compromise, or settlement thereof, but the fees and expenses of such counsel shall be the expense of such Indemnitee; provided, however, in the event that (a) the Indemnifying Party has elected to assume the defense of the Third Party Claim but has specified, and continues to assert, any reservations or exceptions in such notice or (b) the Third Party Claim involves injunctive or equitable relief, then, in any such case, the reasonable fees and expenses of one separate counsel for all Indemnitees shall be borne by the Indemnifying Party. If an Indemnifying Party elects not to assume responsibility for defending a Third Party Claim, or fails to notify an Indemnitee of its election as provided in this Section, such Indemnitee may defend such Third Party Claim at the cost and expense of the Indemnifying Party. The indemnified Party shall reasonably cooperate with the Indemnifying Party in connection with a Third Party Claim.
6.3    Incidental/Consequential Damages. EXCEPT FOR ANY AMOUNTS PAYABLE TO A THIRD PARTY PURSUANT TO ITS INDEMNIFICATION OBLIGATIONS ARISING UNDER THIS ARTICLE 6 OR A BREACH OF ARTICLE 8.11 (PROVIDED THAT SUCH BREACH WAS THE RESULT OF A BAD FAITH, NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUD), NEITHER PARTY SHALL BE RESPONSIBLE TO THE OTHER FOR SPECIAL, INCIDENTAL, EXEMPLARY, OR OTHER INDIRECT DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS OR LOSS OF USE DAMAGES) OR CONSEQUENTIAL DAMAGES THAT MAY BE INCURRED PURSUANT TO THIS AGREEMENT; PROVIDED THAT HIGHWATER SHALL BE ENTITLED TO SEEK LOSS OF PROFITS DAMAGES THAT ARE A DIRECT RESULT OF DAMAGE CAUSED TO THE FACILITY FROM CONSTRUCTION OF THE BUTAMAX UNIT BY BUTAMAX OR ONE OF BUTAMAX’S

CONTRACTORS, BUT ONLY TO THE EXTENT THAT THE AMOUNT OF SUCH DAMAGES ARE RECOVERABLE FROM THIRD PARTY INSURANCE MAINTAINED BY BUTAMAX’S CONTRACTORS.

6.4    Health, Safety Hazards and Innovative Technologies. WHILE IT IS BELIEVED THAT THE ORDINARY AND ANTICIPATED USE OF THE BUTAMAX UNIT OR ANY OTHER BUTAMAX TECHNOLOGY, WILL NOT RESULT IN SAFETY OR HEALTH HAZARDS TO WORKERS OR TO PURCHASERS OF PRODUCTS PRODUCED FROM THE BUTAMAX UNIT IF USED AND/OR OPERATED CORRECTLY, BUTAMAX DOES NOT WARRANT OR GUARANTEE AGAINST SUCH HEALTH OR SAFETY HAZARDS. HIGHWATER IS RESPONSIBLE AT ALL TIME FOR THE SAFE OPERATIONS OF THE PLANT AND FOR SAFETY ON ITS PREMISES. EACH PARTY ACKNOWLEDGES THAT THIS AGREEMENT PROVIDES FOR INNOVATIVE PROGRAMS THAT WILL DEVELOP AND USE NEW TECHNOLOGIES AND THAT NO WARRANTY IS MADE REGARDING THE SUCCESS OF ANY RESEARCH OR DEVELOPMENT DONE PURSUANT TO THE EASEMENTS PROVIDED FOR OR THE UTILITY OF ANY INFORMATION, MATERIALS OR TECHNOLOGY PROVIDED HEREUNDER, SUCH THAT THERE IS NO WARRANTY OF FIT FOR A PARTICULAR PURPOSE AND NO WARRANTY OF MERCHANTIBILITY. WITH THE EXCEPTION OF PATENT INFRINGEMENT CLAIMS RESULTING SOLELY FROM OPERATION OF THE BUTAMAX UNIT AT HIGHWATER, THE AGGREGATE LIABILITY FOR EITHER PARTY FOR ALL DAMAGES ARISING FROM ANY AND ALL CLAIMS RELATED TO THE INDEMNITIES PROVIDED HEREIN OR THE PROVISION OF ANY EQUIPMENT, EQUIPMENT OPERATION, OR CONSTRUCTION OF THE BUTAMAX UNIT PURSUANT TO THE EASEMENTS GRANTED HEREIN, INCLUDING SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, IF APPLICABLE, SHALL NOT EXCEED USD$5,500,000, EXCEPT TO THE EXTENT THAT SUCH DAMAGES ARE RECOVERABLE FROM THIRD PARTY INSURANCE MAINTAINED BY BUTAMAX’S CONTRACTORS.

7.     Security Agreement
7.1    Highwater has pursuant to the Security Agreement executed simultaneously with this Agreement granted a security interest to Butamax with respect to Highwater’s obligations under this Agreement and the Butamax Unit to be installed at the Facility.
8.     Other Terms
8.1    If for any reason during the Term, Butamax determines that under one or more terms of any of the Butamax Agreements, in its sole discretion, that it has the right and desires to exercise such right to remove the Butamax Unit, the easement provided herein shall include right to access any aspect of the Facility for purposes of enabling such removal. Butamax shall have the right and may remove any Butamax Unit upon an Event of Default as defined in the Risk Reduction Agreement and such Butamax Unit not be treated as an asset of Highwater under such Event of Default.
8.2    Ownership of any Butamax Unit. Any Butamax Unit constructed under this Agreement is, and shall at all times be and remain, the sole and exclusive property of Butamax, and Highwater shall have no right, title or interest therein or thereto except as expressly set forth in an Equipment Lease or other commercial agreement that may become effective with respect to such unit.
8.3    Patentability and Future License. Nothing contained herein shall be interpreted as a warranty, express or implied as to the patentability, enforceability or validity of any patent owned or controlled by Butamax or that relates to the Butamax Unit or activities permitted under the easement. Neither the execution or delivery of the Agreement or any Exhibits attached hereto, or any performance pursuant to the

Agreement shall be construed as granting by implication, estoppel or otherwise, any right in or license under any present or future intellectual property, unless specifically stated, now or hereafter owned or controlled by either Party. The Parties are separately discussing commercial license to Butamax biobutanol technology. Such license, if any, will be governed by separate agreement. The foregoing shall not affect Butamax’s indemnity obligations with respect to third party infringement claims as provided in the Technology License.
8.4    Additional Documents. If Butamax shall so request, Highwater shall execute and deliver to Butamax such documents as Butamax shall deem necessary or desirable for purposes of accomplishing the purposes of this Agreement.
8.5    Independent Contractors. Nothing contained in this Agreement shall be deemed to, constitute a partnership, joint venture or agency agreement between or among any of the Parties, and it is understood that the Parties are independent contractors.
8.6    Entire Agreement. This Agreement and the Definitive Agreements constitute the entire agreement between the parties on the subject matter hereof and this Agreement shall not be amended, altered or changed except by a further writing signed by the parties hereto. For the avoidance of doubt, this Agreement supersedes all prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof, including the Butamax Term Sheet for Phase 1 Retrofit, dated July 18, 2013, which shall no longer be in force or effect.
8.7    Notices. Service of all notices under this Agreement shall be sufficient and deemed given if delivered personally or sent by facsimile (with confirmation of receipt), by registered or certified mail, return receipt requested, postage prepaid, by nationally recognized overnight courier service, at the address hereinafter set forth, or to such address as such party may provide in writing from time to time.
If to Butamax:
Chief Operating Officer
Butamax Advanced Biofuels, LLC
Building 356, DuPont Experimental Station
Wilmington, DE 19880

If to Highwater:
Chief Executive Officer
Highwater Ethanol LLC
24500 U.S. 14
Lamberton, MN
8.8    Assignment. Except in connection with the sale of Highwater’s entire ownership interest in the Facility to a Third Party which enters into an agreement with Butamax assuming all of Highwater’s obligations under this Agreement, Highwater shall not assign this Agreement without the prior written consent of Butamax. Notwithstanding the foregoing, in no event may Highwater assign this Agreement or its interest in the Butamax Unit to any Competitor or any Affiliate of a Competitor. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns.
8.9    Headings and Subheadings. The headings and subheadings in this Agreement are included herein for ease of reference only and have no legal effect and shall not be used in interpreting this Agreement.
8.10    Survival. The following provisions of this Agreement shall survive the termination of this Agreement: Articles 5, 6, 8, and Exhibit 6.

8.11    Confidentiality. Highwater shall keep confidential all Butamax Confidential Information disclosed pursuant to this Agreement and shall disclose such Confidential Information only to those of its employees to whom it is necessary to so disclose for the purpose contemplated by this Agreement. The terms of Section 5 of the Technology License are incorporated herein and shall apply to all Butamax Confidential Information disclosed under the terms of this Agreement.

8.12	Arbitration
(a) If any dispute arising out of or relating to this Agreement is not settled promptly in the ordinary course of business, the Parties shall seek to resolve such dispute, first, by negotiating promptly with each other in good faith in face-to-face negotiations. These face-to-face negotiations shall be conducted by a designated senior management representative of each Party. If the Parties are unable to resolve the dispute between them within twenty (20) business days (or such period as the Parties shall otherwise agree in writing) through these face-to-face negotiations, then any such disputes shall be resolved in the manner set forth in subsection (b) below.

(b)    Any dispute, controversy or claim arising out of or relating to this Agreement, including the breach, termination or validity thereof shall be finally resolved by arbitration in accordance with the Commercial Rules of the American Arbitration Association (the “AAA”) then in effect by three arbitrators of whom each Party shall appoint one arbitrator which arbitrators shall jointly appoint the third arbitrator. The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. §§ 1 et seq., and judgment upon the award rendered by the arbitrator(s) may be entered by any court having jurisdiction thereof. The place of arbitration shall be Minneapolis, Minnesota. Recognizing the importance to the Parties of a quick resolution of any dispute, the Parties shall provide such information as will permit the arbitration to proceed expeditiously and shall join in asking the arbitrators to schedule the arbitration for a date no later than three months after appointment of the arbitrators. The Parties shall join in requesting that such arbitration be conducted in a hearing not to exceed five consecutive business days. Further, the arbitrators are expressly authorized to award such interim measures, including, but not limited to injunctive relief, that they deem necessary upon the application of either Party supported by affidavits.

(c)    In the event the arbitrators have determined that a breach of this Agreement or that the dispute otherwise justifies the award of relief or damages, the arbitrators shall be expressly authorized to grant such legal, equitable and/or other relief as they deem appropriate, including specific performance, injunctive relief and monetary damages. Notwithstanding the foregoing, within 30 days of receipt of any award, any Party may notify the AAA of an intention to appeal to a second arbitral tribunal, constituted in the same manner as the initial tribunal, and the appeal tribunal shall be entitled to adopt the initial award as its own, modify the initial award or substitute its own award for the initial award, provided that the appeal tribunal shall not modify or replace the initial award except for clear errors of law or because of clear and convincing factual errors. The decision of the arbitral panel, or if an appeal is made, the appeal tribunal shall be final and binding, and judgment may be entered by a court having jurisdiction thereof.

(d)    Prior to the appointment of the arbitral tribunal, either Party may seek injunctive relief from any court of competent jurisdiction in order to enforce compliance with the provisions of this Article 8 or otherwise in aid of arbitration or to maintain the status quo or prevent irreparable harm in aid of arbitration. The arbitrators shall have full authority to order the Parties to request that a court modify or vacate any temporary or preliminary relief issued by such court, and to award damages for the failure of any Party to respect the arbitrators' orders to that effect. The Parties hereby submit to the non-exclusive jurisdiction of the federal and state courts located in Minnesota and Delaware for the purposes set forth in this Section and to enforce any arbitration award rendered by the arbitrators.

(e) All offers, promises, communications, statements and actions during the course of any informal dispute resolution process, and any non-binding mediation or arbitration, by any Party or individual: (1) are confidential, privileged and may not be disclosed (including by any mediator); and (2) are inadmissible, are not discoverable and may not be used (or referred to) for any purpose, including impeachment of any other testimony in an arbitration, judicial, administrative or regulatory proceeding; (3) stays all statutory or contractual limitations that limit a Party’s right to litigate.

(f) All mediation or arbitration proceedings pursuant to this Article 8, and awards made pursuant to such proceedings, shall be kept confidential by the Parties, except as may be necessary for a Party to exercise its rights to appeal a decision of an arbitral panel to an appeal tribunal or to have a court enter judgment based on the arbitration.

(g) The Parties may agree to private arbitration and all terms in this Section shall apply to such private arbitration.

8.13    This Agreement and the relationship between the Parties, and any and all claims, controversies and disputes arising out of, relating to, or in connection with this Agreement and the relationship between the Parties relating hereto and/or the formation, validity, interpretation, performance, nonperformance and/or enforcement hereof, shall be governed by and construed and interpreted in accordance with the laws of State of Minnesota, without regard to the conflicts-of-law principles of Minnesota or any other jurisdiction.
8.14    Butamax Contractors. Butamax shall require its engineering, procurement, and construction Contractor to have the levels of insurance set forth in Exhibit 7 and Butamax shall provide Highwater copies of certificates of insurance and endorsements effecting such coverage.
8.15    Severability. In case any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The Parties shall consult and use their best efforts to agree upon a valid and enforceable provision that shall be a reasonable substitute for such invalid or unenforceable provision in light of the intent of the Agreement.
8.16    No Third Party Beneficiaries. This Agreement is solely for the benefit of the Parties hereto and is not intended to confer upon any other person or entity except the Parties hereto any rights or remedies hereunder.
8.17    Amendment; Waiver. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Parties hereto, or in the case of a waiver, by the Party against whom the waiver is to be effective. A waiver of any breach of any provision of this Agreement shall not be construed as a continuing waiver of other breaches of the same or other provisions of this Agreement.
8.18    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Party, it being understood that both Parties need not sign the same counterpart.

8.19    Expenses. Except as otherwise expressly provided in this Agreement, all costs and expenses incurred in connection with this Agreement and the actions contemplated hereby shall be borne by the Party incurring such expenses.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Easement Agreement by their duly authorized representatives and have entered the Effective Date on the first page hereof.

Highwater Ethanol LLC	Butamax Advanced Biofuels LLC
By: /s/ Brian Kletscher	By: /s/ Brenda Head
Name: Brian Kletscher	Name: Brenda Head
Title: CEO	Title: VP-US Commercialization
Date: 9/27/2013	Date: 25 Sept 2013

*** Confidential material redacted and filed separately with the Commission.

Easement for Construction and Process Demonstration Agreement
Exhibit 1 - Butamax Corn Oil Production Unit, Corn Oil Production Process, and Construction Easement Area
***

*** Confidential material redacted and filed separately with the Commission.

Exhibit 1-A - Facility Plot Plan with Easement Areas for Construction of the Butamax Unit
***

*** Confidential material redacted and filed separately with the Commission.

Easement for Construction and Process Demonstration Agreement
Exhibit 2 - Responsibilities of Highwater and Butamax during Construction and Commercial Validation
***

*** Confidential material redacted and filed separately with the Commission.

Easement for Construction and Process Demonstration Agreement
Exhibit 3 - Butamax Unit Performance Tests
***

*** Confidential material redacted and filed separately with the Commission.

Exhibit 3-A - Table of operating parameters for execution of Butamax Unit Performance Test
***

*** Confidential material redacted and filed separately with the Commission.

Easement for Construction and Process Demonstration Agreement
Exhibit 4 - Commercial Validation
***

*** Confidential material redacted and filed separately with the Commission.

Easement for Construction and Process Demonstration Agreement
Exhibit 5 - Facility Baseline Assessment
***

*** Confidential material redacted and filed separately with the Commission.

Easement for Construction and Process Demonstration Agreement
Exhibit 6 - Intellectual Property Provisions Pertaining to the Butamax Unit and Trials
***

*** Confidential material redacted and filed separately with the Commission.

Easement for Construction and Process Demonstration Agreement
Exhibit 7 - Insurance provisions from Butamax’s engineering, procurement, and construction Contractor
***

*** Confidential material redacted and filed separately with the Commission.

Easement for Construction and Process Demonstration Agreement
Exhibit 8 - Trials and Trial 1

***